Exhibit 32.2
LANZATECH GLOBAL, INC.
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of LanzaTech Global, Inc. (LanzaTech) on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Geoffrey Trukenbrod, Chief Financial Officer of LanzaTech, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark.

BY:	/s/ Geoffrey Trukenbrod
Geoffrey Trukenbrod
Chief Financial Officer

DATE:	March [●], 2023